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                                                                   Exhibit 32(b)

                  CERTIFICATION PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



I, John K. Stubblefield, Jr., Executive Vice President, Finance and Chief Financial Officer, of Sysco Corporation (the "company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. The company's Quarterly Report on Form 10-Q for the quarterly period ended April 2, 2005 ("Quarterly Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     2. All of the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the company.

Date: May 12, 2005

                                         /s/ JOHN K. STUBBLEFIELD, JR.
                                         --------------------------------------
                                         John K. Stubblefield, Jr.
                                         Executive Vice President, Finance and
                                         Chief Financial Officer